SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS LISTED BELOW:

Cash Account Trust Government & Agency Securities Portfolio Davidson Cash Equivalent Shares Tax‐Exempt Portfolio Tax‐Free Investment Class Tax‐Exempt Cash Managed Shares	Investors Cash Trust Treasury Portfolio Institutional Shares

Until August 11, 2014, the “Deutsche Funds” will continue to be known as the “DWS Funds” and the following service providers to the funds and retirement plans will continue to be known as follows:

Name, Effective August 11, 2014	Name, Until August 11, 2014
DeAWM Distributors, Inc. (“DDI”)	DWS Investments Distributors, Inc. (“DIDI”)
DeAWM Service Company (“DSC”)	DWS Investments Service Company (“DISC”)

The following is in effect until August 11, 2014:

All references to “Deutsche Asset & Wealth Management” are replaced by ”DWS Investments”.

All Web site references that include ”deutschefunds.com” are replaced by ”dws-investments.com”.

All Web site references that include ”deutscheliquidity.com” are replaced by ”dbadvisorsliquidity.com”.

For Government & Agency Securities Portfolio: Davidson Cash Equivalent Shares and Tax‐Exempt Portfolio: Tax-Free Investment Class:

The ”deutschefunds.com/moneypros” Web site address listed in the first paragraph of each fund’s summary prospectus is replaced by ”dws-investments.com/moneypros”.

For Tax‐Exempt Portfolio: Tax-Exempt Cash Managed Shares and Treasury Portfolio: Institutional Shares:

The ”deutscheliquidity.com/US/products/fund_facts_prospectus_l2.jsp” Web site address listed in the first paragraph of each fund’s summary prospectus is replaced by ”dbadvisorsliquidity.com/US/products/fund_facts_prospectus_l2.jsp”.

Please Retain This Supplement for Future Reference

August 1, 2014
PROSTKR-413